UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 12, 2004

Date of report (Date of earliest event reported)

Independence Community Bank Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-23229	11-3387931

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

195 Montague Street, Brooklyn, New York	11201

(Address of principal executive offices)	(Zip Code)

(718) 722-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     On April 14, 2004, Independence Community Bank Corp. (“Independence”) filed a Current Report on Form 8-K under Item 2 thereof to report that it had completed its merger with Staten Island Bancorp, Inc. (“Staten Island”). In response to parts (a) and (b) of Item 7 of such Form 8-K, Independence stated that it would file the required financial information by amendment. Pursuant to the requirements of Item 7(a)(4) and Item 7(b)(2) of Form 8-K, Independence hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on April 14, 2004 with the required financial information.

(a)	Financial Statements of Business Acquired.

     The following audited financial statements of Staten Island are incorporated by reference to Staten Island’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2004 (SEC File No. 1-13503):

Report of Independent Auditors

Consolidated Statements of Financial Condition as of December 31, 2003 and 2002

Consolidated Statements of Income for the years ended December 2003, 2002 and 2001

Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 2003, 2002, and 2001

Consolidated Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001

Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information.

     Pro forma financial information required by this Item 7(b) is located on pages 3 to 9 of this Form 8-K/A.

(c)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 24, 2003 by and between Independence Community Bank Corp. and Staten Island Bancorp, Inc.*

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release dated April 13, 2004.**

*	Incorporated herein by reference to Exhibit 2.1 to Independence’s Registration Statement on Form S-4 (No. 333-111562) filed with the Securities and Exchange Commission on December 24, 2003.

**	Incorporated herein by reference to Exhibit 99.1 of Independence’s Form 8-K filed on April 14, 2004 (SEC File No. 0-23229).

PRO FORMA FINANCIAL INFORMATION
INDEPENDENCE COMMUNITY BANK CORP. and STATEN ISLAND BANCORP, INC.
Unaudited Pro Forma Combined Consolidated Statement of Financial Condition and Statements of Income

     The following Unaudited Pro Forma Combined Condensed Consolidated Statement of Financial Condition combines the historical Consolidated Statement of Financial Condition of Independence Community Bank Corp. (“Independence”) and its subsidiaries and Staten Island Bancorp, Inc. (“Staten Island”) and its subsidiaries giving effect to the consummation of the merger of Staten Island with and into Independence (the “Merger”) as if it had occurred on December 31, 2003, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements.

     The following Unaudited Pro Forma Combined Condensed Consolidated Statements of Income for the year ended December 31, 2003 combine the historical Consolidated Statements of Income of Independence and its subsidiaries and Staten Island and its subsidiaries giving effect to the Merger as if the Merger had become effective at the beginning of the period presented, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements. As previously reported, the Merger was consummated on April 12, 2004.

     With respect to the foregoing, it is assumed that the disposition of SIB Mortgage Corp. (“SIB Mortgage”) occurred on December 31, 2003 with respect to the Unaudited Pro Forma Combined Consolidated Statement of Financial Condition and the beginning of the period presented with respect to the Unaudited Pro Forma Condensed Combined Consolidated Statements of Income. The disposition of SIB Mortgage was completed on March 1, 2004 as previously reported.

     The unaudited pro forma combined condensed consolidated financial statements set forth herein are presented for informational purposes only. This information includes various estimates and is not necessarily indicative of the financial condition or results of operations that would have occurred if the Merger had been completed on the date or at the beginning of the period indicated or which may be obtained in the future. The unaudited pro forma combined condensed consolidated financial statements and accompanying notes should be read in conjunction with the historical consolidated financial statements of Independence and Staten Island. Reference is made to the Registration Statement on Form S-4 filed by Independence on December 24, 2003, the Annual Report on Form 10-K for the year ended December 31, 2003 filed by Independence on March 10, 2004 and the Annual Report on Form 10-K for the year ended December 31, 2003 filed by Staten Island on March 15, 2004.

     The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had Independence and Staten Island been combined during the period presented.

INDEPENDENCE COMMUNITY BANK CORP.
STATEN ISLAND BANCORP, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
STATEMENT OF FINANCIAL CONDITION
At December 31, 2003
(In Thousands)

	Independence	Staten Island	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		Combined
ASSETS:
Cash and cash equivalents	$172,028	$237,699	$(368,500)	B	$20,481
			(80,800)	B
			60,054	C
Securities available-for-sale	2,508,700	2,012,520	997,898	C	5,519,118

Loans available-for-sale	5,922	1,200,031	(1,062,444)	C	143,509

Mortgage loans on real estate	4,714,388	3,454,073	109,395	D	8,221,412
			(56,444)	C
Other loans	1,457,843	97,286			1,555,129

Total loans	6,172,231	3,551,359	52,951		9,776,541
Less: allowance for possible loan losses	(79,503)	(25,441)	2,046	C	(102,898)

Total loans, net	6,092,728	3,525,918	54,997		9,673,643

Premises, furniture and equipment, net	101,383	51,784	(13,012)	C	140,155
Accrued interest receivable	37,046	26,150	(2,203)	C	60,993
Goodwill	185,161	50,189	(50,189)	D	1,072,537
			887,376	E
Identifiable intangible assets, net	190	4,449	106,260	H	110,899
Other assets	443,449	377,416	(45,640)	D	708,467
			(66,758)	C

Total assets	$9,546,607	$7,486,156	$417,039		$17,449,802

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Deposits	5,304,097	3,847,348	11,920	D	9,163,365
Borrowings	2,916,300	2,950,927	92,417	D	5,838,654
			(120,990)	C
Subordinated notes	148,429	—	—		148,429
Escrow and other deposits	76,260	21,931	(14,836)	C	83,355
Accrued expenses and other liabilities	110,410	60,985	(23,059)	B	117,612
			(5,037)	C
			(25,687)	D

Total liabilities	8,555,496	6,881,191	(85,272)		15,351,415

Stockholders’ equity:
Common stock	760	903	(903)	F	1,042
			282	B
Additional paid-in-capital	761,880	600,592	(600,592)	F	1,868,874
			1,106,994	B
Treasury stock at cost	(380,088)	(351,222)	351,222	F	(380,088)
Unallocated common stock held by ESOP	(69,211)	(24,722)	24,722	F	(69,211)
Non-vested awards under Recognition and Retention Plan	(7,598)	(3,854)	3,854	F	(7,598)
Retained earnings, substantially restricted	678,353	374,987	(374,987)	F	678,353
Accumulated other comprehensive income:
Net unrealized gain on securities available-for-sale, net of tax	7,015	8,281	(8,281)	F	7,015

Total stockholders’ equity	991,111	604,965	502,311		2,098,387

Total liabilities and stockholders’ equity	$9,546,607	$7,486,156	$417,039		$17,449,802

The accompanying notes are an integral part of the unaudited pro forma condensed combined consolidated financial information.

INDEPENDENCE COMMUNITY BANK CORP.
STATEN ISLAND BANCORP, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
STATEMENTS OF INCOME
For the Year Ended December 31, 2003
(In Thousands, Except Per Share Amounts)

	Independence	Staten Island	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		Combined
Interest income	$440,120	$318,516	$(55,442)	G	$703,194
Interest expense	147,375	154,519	(52,169)	G	249,725

Net interest income	292,745	163,997	(3,273)		453,469
Provision for loan losses	3,500	6,968	—		10,468

Net interest income after provision for loan losses	289,245	157,029	(3,273)		443,001
Non-interest income	112,739	32,691	—		145,430

General and administrative expense	186,948	89,329	70,377	D	346,654
Amortization of identifiable intangible assets	1,855	483	12,501	H	14,839

Income before provision for income taxes	213,181	99,908	(86,151)		226,938
Provision for income taxes	76,211	42,791	(36,170)	I	82,832

Income from continuing operations	136,970	57,117	(49,981)		144,106
Loss from discontinued operations	—	(44,288)	44,288	C	—

Net income	$136,970	$12,829	$(5,693)		$144,106

Earnings per share from continuing operations:
Basic earnings per share	$2.74	$1.05			$1.84

Diluted earnings per share	$2.60	$1.01			$1.78

Earnings per share
Basic earnings per share	$2.74	$0.24			$1.84

Diluted earnings per share	$2.60	$0.23			$1.78

Weighted average shares outstanding:
Basic	49,993	54,333		K	78,193
Diluted	52,643	56,500		K	80,843

The accompanying notes are an integral part of the unaudited pro forma condensed combined consolidated financial information.

INDEPENDENCE COMMUNITY BANK CORP. AND STATEN ISLAND BANCORP, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

(A) Basis of Presentation

     The Unaudited Pro Forma Combined Condensed Consolidated Statement of Financial Condition of Independence and its subsidiaries and Staten Island and its subsidiaries at December 31, 2003 has been prepared as if the Merger had been completed on that date. The Unaudited Pro Forma Combined Condensed Consolidated Statements of Income for the year ended December 31, 2003 has been prepared as if the Merger had been completed at the beginning of the period presented. The unaudited pro forma combined condensed consolidated financial statements are based on the historical financial statements of Independence and Staten Island after giving effect to the Merger under the purchase method of accounting and the assumptions and adjustments in the notes that follow.

     Assumptions relating to the pro forma adjustments set forth in the unaudited pro forma combined condensed consolidated financial statements are summarized as follows:

     (i) Estimated fair values—Estimated fair value for loans, deposits and borrowings were determined by Independence with the assistance of Keefe, Bruyette & Woods, Inc. The resulting net premium on loans for purposes of these pro forma financial statements is being amortized to interest income on a straight-line method over 2.75 years. The resulting net premium on deposits and borrowings is being amortized into interest expense on a straight-line method over their remaining estimated lives.

     (ii) Income taxes—A net deferred tax asset was recorded equal to the deferred tax consequences associated with the differences between the tax basis and book basis of the assets acquired and liabilities assumed, using a statutory tax rate of 41.0%. Independence’s actual effective tax rate for 2003 was 35.75%, and Staten Island’s actual effective tax rate for 2003 was 42.8%. Independence calculated the expected pro forma effective tax rate on the basis of federal, state and local statutory tax rates.

     Certain reclassifications have been made to Staten Island’s historical financial information in order to conform to Independence’s financial information.

INDEPENDENCE COMMUNITY BANK CORP. AND STATEN ISLAND BANCORP, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(B) The cost to acquire Staten Island reflects the exchange of 60,679,598 shares of Staten Island common stock multiplied by the price per share of $24.3208 for $368.5 million in cash and the remainder in Independence common stock at an exchange ratio of 0.6195.

Cash consideration (payable pursuant to merger agreement)	$368,500

Stock consideration to be issued from authorized but unissued stock – 0.6195 shares of Independence common stock at a value of $39.26 for 75% of 60,679,598 shares of Staten Island common stock – resulting in a value of $24.3208 per share of Staten Island common stock	1,107,276

Total consideration	$1,475,776

Acquisition costs:
Merger-related compensation and severance	$41,125
Professional services	26,925
System and facilities conversion and other expenses	12,750

Total acquisition costs	80,800
Tax benefit of acquisition costs	(23,059)

Estimated transaction cost, net of tax	57,741

Total cost	$1,533,517

(C) Elimination of SIB Mortgage Company

     The pro forma combined condensed consolidated financial statements reflects the divestiture of SIB Mortgage to Lehman Brothers Bancorp. The assets that were not sold to Lehman Brothers Bancorp are assumed to be sold in these pro forma financials. The sale or liquidation of all SIB Mortgage assets were assumed to be reinvested in cash and securities.

INDEPENDENCE COMMUNITY BANK CORP. AND STATEN ISLAND BANCORP, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(D) Purchase accounting adjustments are estimated as follows:

(In thousands)
Staten Island’s net assets—historical at December 31, 2003	$604,965
Termination of the Staten Island ESOP:
Final allocation of ESOP	70,374
ESOP allocation, net of tax	44,687

Total increase in equity, net of tax	25,687
Elimination of Staten Island intangible assets	(50,189)
Core deposit intangible	106,260
Fair value adjustments:
Loans receivable	109,395
Deposits	(11,920)
Borrowings	(92,417)

Subtotal-net fair value adjustments	5,058

Tax benefit of core deposit intangible and fair value adjustments	(45,640)

Net assets acquired	$646,141

(E) The excess of cost over the fair value of net assets acquired for the Merger was calculated as follows:

(In thousands)
Total cost	$1,533,517
Net assets acquired	(646,141)

Total excess of cost over fair value of net assets acquired generated from the merger	$887,376

(F) Purchase accounting adjustments to eliminate $605.0 million of Staten Island’s stockholders’ equity accounts.

INDEPENDENCE COMMUNITY BANK CORP. AND STATEN ISLAND BANCORP, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(G)	Pro forma adjustments to interest income and interest expense were calculated for the Merger as follows:

For the
Year Ended
December 31, 2003
(In thousands)
Reduction in interest income for cash utilized to purchase Staten Island’s common stock (based on an average annual rate of 4.25%)	$(15,661)
Amortization of premium on loans (2.75 years)	(39,780)

Total net reduction to interest income	(55,441)

Amortization of premium on deposits (2 years)	$5,960
Amortization of premium on borrowings (2 years)	46,209

Total net reduction to interest expense	52,169

Net increase to net interest income	$3,272

(H)	Independence retained an independent valuation services firm to determine the fair value and remaining useful life of the core deposit intangible. As a result, the core deposit intangible has been valued at $106.3 million and the average remaining useful life was estimated at 8.5 years. As such, the core deposit premium intangible asset is amortized over 8.5 years on a straight-line basis.

(I)	Income tax expense was calculated using an effective tax rate of 36.5%.

(J)	The following table summarizes the estimated impact of the amortization and accretion of the purchase accounting adjustments made in connection with the merger on Independence’s results of operation for the following years:

Projected Future Amounts for the	Core Deposit	Net (Accretion)	Net Increase (Decrease)
Years Ended December 31,	Intangible	Amortization	in Income Before Taxes
	(In thousands)
2004	$6,251	$(6,194)	$57
2005	12,501	(12,389)	112
2006	12,501	13,696	(26,197)
2007	12,501	9,945	(22,446)
2008	12,501	—	(12,501)
2009 and thereafter	50,005	—	(50,005)

(K)	Basic and fully diluted weighted average number of common and common stock equivalents utilized for the calculation of earnings per share for the period presented was calculated using Independence’s historical weighted average common stock and common stock equivalents plus 28,200,070 shares issued to Staten Island stockholders under the terms of the merger agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE COMMUNITY BANK CORP.

Date: June 17, 2004	By:	/s/ Frank W. Baier

Frank W. Baier
Executive Vice President and
Chief Financial Officer